New accounting requirements	12 Months Ended
Dec. 31, 2018
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New accounting requirements

4. New accounting requirements

The following new and amended accounting standards have been issued by the IASB and are likely to affect future Annual Reports.

IFRS 16 ‘Leases’ was issued in January 2016 and will be implemented by the Group from 1 January 2019. The Standard will replace IAS 17 ‘Leases’ and will require lease liabilities and ‘right of use’ assets to be recognised on the balance sheet for almost all leases. This is expected to result in a significant increase in both assets and liabilities recognised. The costs of operating leases currently included within operating costs will be split and the financing element of the charge will be reported within finance expense. The overall impact on earnings is not expected to be material. Finance lease obligations at 31 December 2018 are set out in Note 31, ‘Net debt’ and the undiscounted commitments under non-cancellable operating leases are set out in Note 41, ‘Commitments’.

GSK will implement IFRS 16 applying the modified retrospective approach. For larger leases, the right of use asset at 1 January 2019 will be calculated based on the original lease inception date and for smaller leases the right of use asset will be set equal to the lease liability, adjusted for any prepaid or accrued lease payments, onerous lease provisions and business combination fair value adjustments. On the transition date of 1 January 2019, the Group expects to recognise right of use assets of £1.1 billion and a lease liability of £1.3 billion, including existing finance leases. The implementation is expected to reduce net assets and total equity by £0.1 billion.